MCKEE NELSON LLP

5 TIMES SQUARE, 35TH FLOOR

NEW YORK, NEW YORK 10036

917-777-4322

March 22, 2005

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Judiciary Plaza

Washington, D.C. 20549

Re:

Mortgage Asset Securitization Transactions, Inc.

MASTR Asset Securitization Trust 2004-9, Mortgage Pass-Through Certificates, Series 2004-9

Ladies and Gentlemen:

On behalf of Mortgage Asset Securitization Transactions, Inc. and MASTR Asset Securitization Trust 2004-9 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4322.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Hays Ellisen

Hays Ellisen

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 22, 2005

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2004-9 Mortgage Pass-Through Certificates, Series 2004-9)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-106982	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of Amendment No. 1 to the Pooling and Servicing Agreement dated as of August 1, 2004, among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities Inc., as transferor, Wells Fargo Bank, N.A., as master servicer, trust administrator and as a custodian and U.S. Bank National Association, as trustee and as a custodian (the “Pooling and Servicing Agreement”), in connection with the issuance by MASTR Asset Securitization Trust 2004-9 of Mortgage Pass-Through Certificates, Series 2004-9.

Item 9.01.

Financial Statements and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1	Amendment No. 1 to the Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/Peter Ma

Name:

Peter Ma

Title:

Director

By: /s/ Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

Dated: March 22, 2005

EXHIBIT 4.1